UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2004

WII COMPONENTS, INC.

(Exact name of registrant as specified in charter)

Delaware	333-115490	73-1662631
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

525 Lincoln Avenue SE
St. Cloud, Minnesota 56304

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(320) 252-1503

ITEM 7.                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                    Exhibits.  The following exhibits are being furnished herewith.

Exhibit No.

99.1             Press Release of WII Components, Inc. dated August 10, 2004

ITEM 12.                      Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 12 - “Results of Operations and Financial Condition.”  Such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On August 10, 2004, WII Components, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004.  The text of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC

Date: August 10, 2004	By:	/S/ John Fitzpatrick
John Fitzpatrick
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of WII Components, Inc. issued on August 10, 2004